Exhibit 99.1

INVESTOR CONTACT	MEDIA CONTACT
Rasmus van der Colff	Alex Adrianopoulos
Guidance Software, Inc.	Guidance Software, Inc.
626-768-4607	626-229-9191 ext. 145
investorrelations@guidancesoftware.com	newsroom@guidancesoftware.com

Guidance Software Reports 2012 Second Quarter Financial Results

•	Record Non-GAAP Revenue: $31.5 million, up $7.6 million, or 32 percent year-over-year

•	Non-GAAP EPS: $0.05 per share, compared to $0.02 in the second quarter last year

•	Raises 2012 Revenue and EPS Guidance

•	Record 100 EnCase® Enterprise platform customers added during the quarter

•	Ranked in the “Leaders” Quadrant for E-Discovery Software by Gartner Inc.

PASADENA, Calif. – July 31, 2012 – Guidance Software, Inc. (NASDAQ: GUID) today reported financial results for the quarter ended June 30, 2012.

Second quarter 2012 financial highlights include:

•	GAAP revenue of $31.1 million and non-GAAP revenue of $31.5 million. This compares to GAAP and non-GAAP revenue of $23.9 million in the second quarter of 2011.

•	Product revenue of $12.0 million, an increase of $0.8 million, or 8 percent, from $11.2 million in the second quarter of 2011.

•	GAAP SaaS revenue of $2.8 million and non-GAAP SaaS revenue of $3.2 million.

•	Services and maintenance revenue of $16.2 million, an increase of $3.5 million, or 27 percent, from $12.7 million in the second quarter of 2011.

•	GAAP net loss of $1.6 million, or ($0.06) per share, compared to a GAAP net loss of ($1.4) million, or ($0.06) per share, in the second quarter of 2011.

On a non-GAAP basis, which excludes share-based compensation, acquisition-related expense, and amortization of intangibles, the company reported pre-tax net income of $1.4 million, or $0.05 per share, in the second quarter of 2012, compared to non-GAAP pre-tax net income of $0.4 million, or $0.02 per share, in the second quarter of 2011.

Victor Limongelli, Guidance Software’s President and Chief Executive Officer, said, “We had a fantastic second quarter, with strong overall growth, including robust organic growth, and improved non-GAAP earnings. In addition to revenues increasing more than 30% on a year-over-year basis, we also signed a record number of new EnCase Enterprise customers, bringing 100 new customers into our install base during the quarter.”

Limongelli continued, “The value of our software was once again recognized by Gartner Inc., who positioned us in its ‘Leaders’ Quadrant for E-Discovery Software. This represents an important third-party endorsement of our offering. Looking ahead, we will continue to focus on enhancing our product offerings and acquiring new customers in the second half of fiscal 2012 and beyond.”

Second Quarter 2012 Highlights and Noteworthy Events

•

The company added a record 100 new Encase Enterprise customers in the second quarter of 2012, up 54% year-over-year from 65 new customers in the second quarter of 2011. The company also added 27 customers of EnCase eDiscovery or EnCase Cybersecurity, which are built on the EnCase Enterprise platform.

•

Gartner Inc. positioned Guidance Software in the “Leaders” quadrant of its 2012 Magic Quadrant for E-Discovery Software (1). This recognition of our product and company as a leader validates the quality and strength of our software products and is a testament to Guidance’s commitment to providing the most functional end-to-end e-discovery solution that the market is now demanding.

•

In May, the Company hosted the 12th Annual Computer and Enterprise Investigations Conference (CEIC). More than 1,500 people attended the conference, making this the largest CEIC conference to date and the premier event for the exchange of best practices in digital investigations. The conference addressed topics ranging from advanced digital forensic labs to concepts in malware response and cloud/mobile investigations.

•

In April, Guidance Software announced the availability of Tableau TD2 Forensic Duplicator, which includes twinning capabilities and faster imaging for standalone forensics acquisitions in both the field and lab settings.

•

In May, the company announced the planned launch of EnCase App Central, a new marketplace for digital investigation apps. EnCase App Central will include both free and paid EnScript® modules, the applications that customize and automate functions in the EnCase Software platform. For the first time, EnCase users will be able to shop for the apps they need in a single location, while EnCase software partners will be able to market and monetize their work.

•

In June, the company announced a new Legal Hold and Early Case Assessment Optimization Service that enables corporations and government agencies solve legal hold issues through the use of EnCase eDiscovery. The service is designed as a three-day on-site program followed by the development and implementation of best practices that fit each organization’s needs. Customers can eliminate the guess work and stress involved in legal hold and early case assessment processes.

2012 Financial Outlook:

The company is raising its revenue and EPS guidance for the year ended December 31, 2012. The company now expects:

•	Non-GAAP revenue to be in the range of $128 million to $133 million, representing year-over-year growth of 22 percent to 27 percent.

•	Non-GAAP pre-tax earnings to be approximately $0.37 – $0.44 per share.

Conference Call Information:

The company will host a conference call today at 2:00 p.m. PT, 5:00 p.m. ET to discuss its quarterly results. Participants should call (877) 303-9850 (North America) or (408) 427-3732 (International) and should dial in at least 5 minutes prior to the conference call.

A webcast and replay of the call may also be found on the Internet through Guidance Software’s Investor Relations website at http://investors.guidancesoftware.com/events.cfm. Registered users may access this content over the Internet, and there is no cost to register. If you have not already registered, please do so at least 15 minutes prior to the start of the conference call.

An audio-only replay of the call will be available by calling (404) 537-3406, passcode 95437872, available from 8:00 pm eastern time, July 31, 2012, through midnight eastern time, August 6, 2012.

1)	Source: Gartner, Inc. “Magic Quadrant for E-Discovery Software” by Debra Logan, Sheila Childs, May 24, 2012

About Guidance Software:

Guidance Software is recognized worldwide as the industry leader in digital investigative solutions. Its EnCase® platform, with more than 40,000 licenses distributed worldwide, provides the foundation for government, corporate and law enforcement organizations to conduct thorough, network-enabled, and court-validated computer investigations of any kind, such as responding to e-discovery requests, conducting internal investigations, responding to regulatory inquiries or performing data and compliance auditing – all while maintaining the integrity of the data. The EnCase Enterprise platform is used by numerous Federal Civilian and Defense agencies, more than 60 of the Fortune 100, and thousands attend Guidance Software’s renowned training programs annually. For more information about Guidance Software, visit www.guidancesoftware.com.

EnCase®, EnScript®, FastBloc®, EnCE®, EnCEP®, CaseCentral®, CaseCentral eDiscovery Cloud®, Guidance Software™ and Tableau™ are registered trademarks or trademarks owned by Guidance Software in the United States and other jurisdictions and may not be used without prior written permission.

Forward Looking Statements:

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements in this release involve risks and uncertainties that could cause actual results to differ materially from current expectations. There can be no assurance that demand for Guidance Software’s products will continue at current or greater levels, or that the Company will continue to grow revenues, or be profitable. There are also risks that Guidance Software’s pursuit of providing network security and eDiscovery technology might not be successful, or that if successful, it will not materially enhance Guidance Software’s financial performance; that the Company could fail to retain key employees; that changes in customer requirements and other general economic and political uncertainties could impact Guidance Software’s relationship with its customers; and that delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products; and other risks and uncertainties that are described from time to time in Guidance Software’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company specifically disclaims any responsibility for updating these forward-looking statements.

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenues:
Product revenue	$12,042	$11,186	$22,551	$20,740
Subscription revenue	2,843	—	4,068	—
Services and maintenance revenue	16,183	12,705	30,468	26,728

Total revenues	31,068	23,891	57,087	47,468

Cost of revenues:
Cost of product revenue	1,904	1,625	3,587	2,910
Cost of subscription revenue	1,283	—	1,869	—
Cost of services and maintenance revenue	6,097	5,586	11,547	11,884

Total cost of revenues	9,284	7,211	17,003	14,794

Gross profit	21,784	16,680	40,084	32,674

Operating expenses:
Selling and marketing	9,914	8,686	18,551	16,815
Research and development	6,294	4,797	11,584	9,569
General and administrative	5,092	3,238	11,312	6,709
State sales tax charges	—	—	—	1,336
Depreciation and amortization	1,964	1,287	3,590	2,528

Total operating expenses	23,264	18,008	45,037	36,957

Operating income (loss)	(1,480)	(1,328)	(4,953)	(4,283)
Interest income and other, net	(8)	13	(1)	19

Income (loss) before income taxes	(1,488)	(1,315)	(4,954)	(4,264)
Income tax provision	75	58	209	154

Net Income (loss)	$(1,563)	$(1,373)	$(5,163)	$(4,418)

Net income (loss) per share - basic	$(0.06)	$(0.06)	$(0.21)	$(0.19)

Net income (loss) per share - diluted	$(0.06)	$(0.06)	$(0.21)	$(0.19)

Shares used in per share calculation - basic	24,767	23,248	24,274	23,145

Shares used in per share calculation - diluted	24,767	23,248	24,274	23,145

Supplemental Financial Data
Non-GAAP income before income taxes excluding acquisition-related deferred revenue adjustment, acquisition-related expense, share-based compensation, amortization of intangibles and certain state sales tax charges	$1,421	$434	$1,982	$647

Non-GAAP income per share before income taxes excluding acquisition-related deferred revenue adjustment, acquisition-related expense, share-based compensation, amortization of intangibles and certain state sales tax charges

Basic	$0.06	$0.02	$0.08	$0.03

Diluted	$0.05	$0.02	$0.08	$0.03

Guidance Software, Inc.

Calculation of Pre-Tax Non-GAAP Income

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Calculation of pre-tax non-GAAP income:
GAAP net loss	$(1,563)	$(1,373)	$(5,163)	$(4,418)
Add:
Income tax provision	75	58	209	154
Certain state sales tax charges	—	—	—	1,336
Acquisition-related expense	232	—	2,206	—
Acquisition-related deferred revenue adjustment	421	—	628	—
Amortization of intangibles	797	268	1,346	540
Share-based compensation expense (including related payroll taxes paid by the Company)	1,459	1,481	2,756	3,035

Non-GAAP income before income taxes excluding acquisition-related deferred revenue adjustment, acquisition-related expense, share-based compensation, amortization of intangibles and certain state sales tax charges	$1,421	$434	$1,982	$647

Non-GAAP income per share before income taxes excluding acquisition-related deferred revenue adjustment, acquisition-related expense, share-based compensation, amortization of intangibles and certain state sales tax charges

Basic	$0.06	$0.02	$0.08	$0.03

Diluted	$0.05	$0.02	$0.08	$0.03

Shares used in per share calculations:
Basic	24,767	23,248	24,274	23,145

Diluted	26,139	24,581	25,800	24,479

Detail of Share-based Compensation Expense:
Cost of product revenue	24	17	47	39
Cost of subscription revenue	50	—	70	—
Cost of service and maintenance revenue	261	217	479	470
Selling and marketing	432	472	809	909
Research and development	335	364	625	785
General and administrative	357	411	726	832

Total share-based compensation expense	1,459	1,481	2,756	3,035

Detail of Acquisition-related Expense:
General and administrative	232	—	2,206	—

Detail of Acquisition-related Deferred Revenue Adjustment:
Subscription revenue	318	—	485	—
Services and maintenance revenue	103	—	143	—

Total acquisition-related deferred revenue adjustment	421	—	628	—

Guidance Software, Inc

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited and in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Total revenues, as reported	$31,068	$23,891	$57,087	$47,468
Acquisition-related deferred revenue adjustment	421	—	628	—

Total non-GAAP revenues	$31,489	$23,891	$57,715	$47,468

Gross profit, as reported	$21,784	$16,680	$40,084	$32,674
Acquisition-related deferred revenue adjustment	421	—	628	—
Share-based compensation	335	234	596	509

Gross profit adjustment	756	234	1,224	509

Total non-GAAP gross profit	22,540	$16,914	$41,308	$33,183

Total operating expenses, as reported	$23,264	$18,008	$45,037	$36,957
Amortization of intangibles	(797)	(268)	(1,346)	(540)
Acquisition-related expenses	(232)	—	(2,206)	—
Share-based compensation	(1,124)	(1,247)	(2,160)	(2,526)
State sales tax one-time charge	—	—	—	(1,336)

Operating expense adjustment	(2,153)	(1,515)	(5,712)	(4,402)

Total non-GAAP operating expenses	$21,111	$16,493	$39,325	$32,555

Operating income (loss), as reported	$(1,480)	$(1,328)	$(4,953)	$(4,283)
Gross profit adjustment	756	234	1,224	509
Operating expense adjustment	2,153	1,515	5,712	4,402

Total non-GAAP operating income (loss)	$1,429	$421	$1,983	$628

Net income (loss), as reported	$(1,563)	$(1,373)	$(5,163)	$(4,418)
Gross profit adjustment	756	234	1,224	509
Operating expense adjustment	2,153	1,515	5,712	4,402
Income tax provision	75	58	209	154

Total non-GAAP net income (loss)	$1,421	$434	$1,982	$647

Net income (loss) per share-diluted, as reported	$(0.06)	$(0.06)	$(0.21)	$(0.19)

Non-GAAP Net income (loss) per share-diluted	$0.05	$0.02	$0.08	$0.03

Guidance Software, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	June 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$23,917	$37,048
Trade receivables, net	19,689	19,505
Inventory	1,961	1,394
Prepaid expenses and other current assets	4,260	2,209

Total current assets	49,827	60,156

Long-term assets:
Property and equipment, net	9,921	9,273
Intangible assets, net	16,308	3,754
Goodwill, net	16,132	3,711
Other assets	1,231	434

Total long-term assets	43,592	17,172

Total assets	$93,419	$77,328

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,490	$2,895
Accrued liabilities	14,305	9,774
Capital lease obligations	506	58
Deferred revenues	32,209	33,630

Total current liabilities	50,510	46,357

Long-term liabilities:
Rent incentives	396	498
Capital lease obligations	310	55
Deferred revenues	6,181	5,952
Contingent earn-out, net of current portion	3,189	—
Deferred tax liabilities	251	155
Other long-term liabilities	458	—

Total long-term liabilities	10,785	6,660

Stockholders’ equity:
Common stock	25	23
Additional paid-in capital	88,469	74,297
Treasury stock	(7,792)	(6,594)
Accumulated deficit	(48,578)	(43,415)

Total stockholders’ equity	32,124	24,311

Total liabilities and stockholders’ equity	$93,419	$77,328

Guidance Software, Inc

Unaudited Cash Flow Summary

(in thousands)

	Six Months Ended June 30,
	2012	2011
Operating Activities:
Net loss	$(5,163)	$(4,418)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation & amortization	3,590	2,528
Provision for bad debt	100	—
Share-based compensation	2,756	3,035
Deferred taxes	96	101
Loss on disposal of assets	18	—
Changes in operating assets and liabilities:
Trade receivables	2,788	768
Inventory	(567)	82
Prepaid expenses and other assets	(29)	(404)
Accounts payable	(35)	175
Accrued liabilities	(1,164)	(611)
Deferred revenues	(4,492)	421

Net cash (used in) provided by operating activities	(2,102)	1,677

Investing Activities:
Purchase of property and equipment	(1,424)	(1,126)
Acquisition, net of cash acquired	(9,642)	—

Net cash used in investing activities	(11,066)	(1,126)

Financing Activities:
Proceeds from the exercise of stock options	1,919	366
Common stock repurchased or withheld	(1,198)	(794)
Principal payments on capital lease and other obligations	(684)	(40)

Net cash provided by (used in) financing activities	37	(468)

Net (decrease) increase in cash and cash equivalents	(13,131)	83
Cash and cash equivalents, beginning of period	37,048	27,621

Cash and cash equivalents, end of period	$23,917	$27,704